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                                                                    EXHIBIT 10.1

                         THE YEAR 2000 STOCK OPTION PLAN
                                       OF
                             STRATAGENE CORPORATION
              As Amended and Restated Effective as of June 1, 2004

            Stratagene Corporation, a corporation organized under the laws of the State of Delaware and formerly known as Stratagene Holding Corporation (the "Company"), adopted the Year 2000 Stock Option Plan of Stratagene Holding Corporation, effective as of December 20, 2000 for the benefit of its eligible Employees, Directors and Consultants. The Plan is hereby amended and restated effective as of June 1, 2004 and renamed the Year 2000 Stock Option Plan of Stratagene Corporation. The Plan provides for grants of options to purchase shares of Common Stock of the Company, and authorizes the issuance of 3,000,000 shares of Common Stock.

            The purposes of the Plan are as follows:

            (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its executive and other key Employees and Consultants who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

            (2) To enable the Company to obtain and retain the services of the type of executive and other key Employees and Consultants considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock pursuant to options.

                                    ARTICLE 1

                                   DEFINITIONS

            Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Administrator

            "Administrator" shall have the meaning set forth in Section 6.1.

Section 1.2 - Board

            "Board" shall mean the Board of Directors of the Company.

Section 1.3 - Code

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

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Section 1.4 - Committee

            "Committee" shall mean the Committee of the Board, appointed as provided in Section 6.1.

Section 1.5 - Common Stock

            "Common Stock" shall mean the Company's Common Stock, par value $0.0001 per share, or shares of stock or other securities into which such shares are converted, reclassified or exchanged.

Section 1.6 - Company

            "Company" shall mean Stratagene Corporation, a Delaware corporation (formerly known as Stratagene Holding Corporation).

Section 1.7 - Consultant

            "Consultant" shall mean any consultant or adviser (other than an Employee) if:

            (a) the consultant or adviser renders bona fide services to the Company;

            (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

            (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

Section 1.8 - Director

            "Director" shall mean a member of the Board.

Section 1.9 - DRO

            "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section 1.10 - Effective Time

            "Effective Time" shall mean the effective time of the merger of SHC Acquisition Sub, Inc., a wholly owned subsidiary of the Company, and Hycor Biomedical Inc. pursuant to that certain Agreement and Plan of Reorganization by and among the Company, SHC Acquisition Sub, Inc. and Hycor Biomedical Inc., as amended.

Section 1.11 - Employee

            "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the

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Company, or of any entity which is then a Parent Corporation, Subsidiary or
Non-Corporate Affiliate, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.12 - Exchange Act

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.13 - Fair Market Value

            "Fair Market Value" shall mean, as of any date, the value of the Common Stock determined as follows:

            (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

Section 1.14 - Incentive Option

            "Incentive Option" shall mean an Option which is intended to be an "incentive stock option" under, and conforms to the applicable provisions of,
Section 422 of the Code, and which is designated as an Incentive Option by the Administrator.

Section 1.15 - Independent Director

            "Independent Director" shall mean a member of the Board who is not an Employee of the Company, a Subsidiary or a Non-Corporate Affiliate.

Section 1.16 - Non-Corporate Affiliate

            "Non-Corporate Affiliate" shall mean any partnership or limited liability company (other than the Company or a Subsidiary) in an unbroken chain of partnerships, limited liability companies, or corporations beginning with the Company if each of the partnerships, limited liability companies, or corporations other than the last partnership, limited liability company, or corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain or 50% or more of the capital or profits interests in one of the partnerships or limited liability companies in such chain. For purposes of the Plan, an employee of any limited liability company that is disregarded

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as a separate entity under Section 7701 of the Code shall be treated as an employee of the partnership, limited liability company or corporation owning all of the interests in such disregarded entity.

Section 1.17 - Non-Qualified Option

            "Non-Qualified Option" shall mean an Option which is not intended to meet the requirements of Section 422 of the Code and which is designated as a Non-Qualified Option by the Administrator.

Section 1.18 - Option

            "Option" shall mean an option to purchase Common Stock of the Company granted under the Plan. An "Option," as used herein, may mean an Incentive Option or Non-Qualified Option; provided, however, that Options granted to Consultants shall be Non-Qualified Options.

Section 1.19 - Option Agreement

            "Option Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Optionee which shall contain such terms and conditions with respect to an Option as the Administrator shall determine, consistent with the Plan.

Section 1.20 - Optionee

            "Optionee" shall mean an Employee or other individual to whom an Option is granted under the Plan.

Section 1.21 - Parent Corporation

            "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.22 - Performance Criteria

            "Performance Criteria" shall include the following business criteria with respect to the Company, any Subsidiary or any Non-Corporate Affiliate or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity,
(g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

Section 1.23 - Plan

            "Plan" shall mean the Year 2000 Stock Option Plan of Stratagene Corporation, as amended or restated from time to time.

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Section 1.24 - Public Trading Date

            "Public Trading Date" shall mean the first date upon which Common Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

Section 1.25 - Restricted Stock

            "Restricted Stock" means shares of Common Stock acquired pursuant to the exercise of an unvested Option in accordance with Section 4.4(d) below.

Section 1.26 - Rule 16b-3

            "Rule 16b-3" means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.27 - Secretary

            "Secretary" shall mean the Secretary of the Company.

Section 1.28 - Section 16(b)

            "Section 16(b)" means Section 16(b) of the Exchange Act.

Section 1.29 - Securities Act

            "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.30 - Subsidiary

            "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Except as otherwise provided herein, Subsidiary shall include Non-Corporate Affiliates of the Company; provided, however, that in respect of Incentive Stock Options, Subsidiary shall not include Non-Corporate Affiliates.

Section 1.31 - Substitute Award

            "Substitute Award" shall mean an Option granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

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Section 1.32 - Termination of Consultancy

            "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a Consultant to the Company, a Subsidiary or a Non-Corporate Affiliate is terminated for any reason, with or without cause, including, but not by way of limitation, by cessation of business, bankruptcy, contract termination, resignation, discharge or death; but excluding terminations where there is a simultaneous commencement of a consulting relationship or employment with the Company, any Subsidiary or any Non-Corporate Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company, any Subsidiary or any Non-Corporate Affiliate has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

Section 1.33 - Termination of Employment

            "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company, any Subsidiary or any Non-Corporate Affiliate is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) at the discretion of the Administrator, any termination where there is a simultaneous reemployment or continuing employment of an Optionee by the Company, any Subsidiary or any Non-Corporate Affiliate, (b) at the discretion of the Administrator, any termination which results in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, any termination which is followed by the simultaneous establishment of a consulting relationship by the Company, a Subsidiary or a Non-Corporate Affiliate with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company, any Subsidiary or any Non-Corporate Affiliate shall have an absolute and unrestricted right to terminate an Optionee's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                    ARTICLE 2

                             SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

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            (a)   The shares of stock subject to Options shall be shares of
Common Stock. The aggregate number of such shares of Common Stock which may be issued upon exercise of Options shall not exceed 3,000,000. The shares of Common Stock issuable upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.

            (b) Notwithstanding the foregoing, if the offer or sale of shares of stock under the Plan is subject to Section 260.140.45 of Title 10 of the California Code of Regulations (or other applicable law limiting the offers or sales of shares of stock under the Plan), the aggregate number of shares of stock issuable upon the exercise of all outstanding Options (together with options and similar awards outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the stockholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of stock, as calculated in accordance with the conditions and exclusions of Section
260.140.45 (or such other limitation under applicable law).

            (c) No person shall be granted, in any calendar year, Options to purchase more than 300,000 shares of Common Stock; provided, however, that the foregoing limitation shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 2.1); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; (iv) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which the first registration of an equity security of the Company under Section 12 of the Exchange Act occurred; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 7.3. For purposes of this Section 2.1(c), to the extent required by applicable law, if an Option is canceled in the same fiscal year of the Company it was granted (other than in connection with a transaction described in Section 7.3), the canceled Option will be counted against the limit set forth in this Section 2.1(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

Section 2.2 - Unexercised Options; Repurchased Restricted Stock

            If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned hereunder, subject to the limitations of Section 2.1. If shares of Restricted Stock are repurchased by the Company at their original purchase price, the number of

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such repurchased shares may again be optioned hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned if such action would cause an Incentive Option to fail to qualify as an "incentive stock option" under Section 422 of the Code.

                                    ARTICLE 3

                               GRANTING OF OPTIONS

Section 3.1 - Eligibility

            (a) Any executive or key Employee or Consultant selected by the Administrator pursuant to Section 3.2(a)(i) shall be eligible to be granted an Option.

            (b) No Incentive Option shall be granted to any person who is not an Employee, or to any Employee of a Non-Corporate Affiliate.

            (c) Employees of Non-Corporate Affiliates shall only be eligible to be granted Non-Qualified Options.

            (d) No person may be granted an Incentive Option if such person, at the time the Incentive Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary (excluding any Non-Corporate Affiliate) or Parent Corporation (within the meaning of Section 422 of the Code) unless such Incentive Option conforms to the applicable provisions of Section 422 of the Code.

Section 3.2 - Granting of Options to Employees and Consultants

            (a) The Administrator shall from time to time, in its absolute discretion:

                  (i) Determine which Employees are executive or key Employees and select from among the executive or key Employees or Consultants (including Employees or Consultants who have previously received Options under the Plan) such of them as in the Administrator's opinion should be granted Options;

                        (ii) Determine the number of shares to be subject to such Options granted to the selected executive or key Employees or Consultants;

                        (iii) Subject to Sections 3.1(b) and 3.1(c), determine whether such Options are to be Incentive Options or Non-Qualified Options; and

                        (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

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            (b)   Upon the selection of an executive or other key Employee or
      Consultant to be granted an Option, the Administrator shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.

Section 3.3 - Consideration

            In consideration of the granting of an Option under the Plan, the Optionee shall agree, in the Option Agreement, to remain in the employ of or to consult for the Company, any Subsidiary or any Non-Corporate Affiliate for a period of at least one year (or such shorter period as may be fixed in the Option Agreement or by action of the Administrator following grant of the Option) after the Option is granted.

Section 3.4 - Options in Lieu of Cash Compensation

            Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants pursuant to such policies which may be adopted by the Administrator from time to time.

Section 3.5 - Provisions Applicable to Section 16 Persons

            Notwithstanding any other provision of the Plan, from and after the Public Trading Date, the Plan, and any Option granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

                                    ARTICLE 4

                                TERMS OF OPTIONS

Section 4.1 - Option Agreement

            Each Option shall be evidenced by an Option Agreement. Option Agreements evidencing Incentive Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

Section 4.2 - Option Price

            The price per share of the shares subject to each Option granted to Employees, and Consultants shall be set by the Administrator; provided, however, that such price shall be no less than 85% of the Fair Market Value of a share of Common Stock on the date such Option is granted, unless otherwise determined by the Administrator and permitted by applicable state law and:

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            (a)   in the case of Incentive Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

            (b) in the case of Incentive Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
Code);

            (c)   prior to the Public Trading Date, to the extent required by
Section 25102(o) of the California Corporations Code and the regulations thereunder, in the case of Options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and

            (d) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

Section 4.3 - Option Term

            The term of an Option granted to an Employee or Consultant shall be set by the Administrator in its discretion; provided, however, that, in the case of Incentive Options, the term shall not be more than ten (10) years from the date the Incentive Option is granted, or five (5) years from the date the Incentive Option is granted if the Incentive Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (excluding Non-Corporate Affiliates) or Parent Corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Options, or, if prior to the Public Trading Date, the requirements of Section 25102(o) of the California Corporations Code and the regulations thereunder (or other applicable law limiting the offers or sales of shares of Common Stock under the Plan), the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

Section 4.4 - Commencement of Exercisability

            (a) Subject to the provisions of Sections 4.4(b) and 7.4, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Administrator shall provide in the terms of each individual Option; provided, however, that, prior to the Public Trading Date, to the extent required by Section 25102(o) of the California Corporations Code and the regulations thereunder, except with regard to Options granted to officers of the Company or

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any Subsidiary or any Non-Corporate Affiliate or Consultants, in no event shall an Option granted hereunder become vested and exercisable at a rate of less than twenty percent (20%) per year of the shares of Common Stock subject thereto over five (5) years from the date the Option is granted, subject to the continued employment of the Optionee with the Company or the Subsidiaries or other reasonable conditions established by the Administrator. At any time after grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

            (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Consultancy, as the case may be, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Option Agreement or by action of the Administrator following the grant of the Option.

            (c) To the extent that the aggregate Fair Market Value of Common Stock (and fair market value of other stock) with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary or Parent Corporation, within the meaning of Section 422 of the Code), exceeds $100,000, such options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section, the Fair Market Value of Common Stock (or fair market value of other stock) shall be determined as of the time the option with respect to such Common Stock or other stock is granted.

            (d) The Administrator may provide in the terms of an Option Agreement that the Optionee may exercise the Option, at any time before the termination of the Optionee's status as an Employee or Consultant, as applicable, in whole or in part prior to the full vesting of the Option; provided, however, that, subject to Section 7.12, shares of Common Stock acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

Section 4.5 - Expiration of Options

            (a) Except as otherwise provided by the Administrator, no Option may be exercised to any extent by anyone after the first to occur of the following events:

                  (i)   The expiration of the term of the Option; or

                  (ii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Consultancy or Termination of Employment, as the case may be, for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

                  (iii) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's

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      Termination of Employment or Termination of Consultancy, as the case may be, for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

                  (iv) The expiration of one year from the date of the Optionee's death.

            (b) Subject to the provisions of Section 4.5(a), the Administrator shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and, without limiting the generality of the foregoing, the Administrator may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment or Termination of Consultancy, as the case may be, for any reason; provided, however, that, prior to the Public Trading Date, to the extent required by Section 25102(o) of the California Corporations Code and Section 260.140.41 of Title 10 of the California Code of Regulations (or other applicable law), the terms of an Option shall provide that such Option may be exercised in the event of Termination of Consultancy or Termination of Employment (other than for cause as defined by applicable law, the Option Agreement or a contract of employment with the Optionee), to the extent that such Option is exercisable on the date of such
Termination: (i) for a period of at least six months (or such longer period as is required by applicable law) from the date of such termination if such termination was caused by death or disability, and (ii) for a period of at least 30 days (or such longer period as is required by applicable law) from the date of such termination if such termination was caused by reason other than the death or disability of the Optionee.

            (c) Except as limited by the requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Options, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

Section 4.6 - Substitute Awards

            Notwithstanding the foregoing provisions of this Article IV to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that:

                  (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, less the aggregate exercise price thereof, does not exceed;

                  (b) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, less the aggregate exercise price of such shares.

Section 4.7 - Restrictions on Common Stock

            The Administrator may, in its sole discretion, provide under the terms of an Option that shares of Common Stock purchased upon exercise of such Option shall be subject to repurchase from the Optionee by the Company, or shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company and the Subsidiaries, Company performance and individual performance; provided, however, that, by action taken after the Common Stock is purchased upon exercise of the Option, the Administrator may, on such terms and conditions as it may determine to be appropriate, terminate the Company's repurchase right or remove any or all of the restrictions imposed by the terms of the Option Agreement; provided, further, that any restrictions shall be subject to the requirements of Section 7.12 hereof. The Company's right to repurchase the Common Stock from the Optionee then subject to the right may provide that immediately upon a Termination of Employment or a Termination of Consultancy, as applicable, and for such period as the Administrator shall determine, the Company shall have the right to purchase the Common Stock at such price per share as is determined by the Administrator and as provided under the terms of an Option. Shares of Common Stock purchased upon the exercise of an Option may not be sold, transferred or encumbered until any repurchase right and any and all restrictions are terminated or expire. The Secretary of the Company or such other escrow agent as the Administrator may appoint shall retain physical custody of each certificate representing such shares of Common Stock until the repurchase right and any and all of the restrictions imposed under the Option Agreement with respect to the shares evidenced by such certificate terminate, expire or shall have been removed. In order to enforce the restrictions imposed upon shares of Common Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Common Stock that are still subject to any repurchase right or restrictions under Option Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby. If an Optionee makes an election under Section 83(b) of the Code, or any successor Section thereto, to be taxed with respect to the Common Stock as of the date of transfer of the Common Stock rather than as of the date or dates upon which the Optionee would otherwise be taxable under Section 83(a) of the Code, the Optionee shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

Section 4.8 - No Right to Employment

            Nothing in this Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of or in a business relationship with the Company, any Parent Corporation, any Subsidiary or any Non-Corporate Affiliate or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge or to terminate the business relationship with, any Optionee at any time for any reason whatsoever, with or without cause.

                                    ARTICLE 5

                               EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

            During the lifetime of the Optionee, only the Optionee may exercise an Option (or any portion thereof) granted to the Optionee. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

            At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Administrator may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

            An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Option Agreement:

            (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised, such notice complying with all applicable rules established by the Administrator.

            (b) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iii) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (iv) allow payment through any combination of the consideration provided in the foregoing paragraphs (i), (ii) and (iii); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Administrator determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

            (c) The payment to the Company (or other employer corporation) of the amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Administrator, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer or (ii) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value at the date of Option exercise, may be used to make all or part of such payment; provided, however, that the number of shares of Common Stock used in order to satisfy the Optionee's federal and state income and payroll tax liabilities shall be limited to the number of shares that have a Fair Market Value on the date of withholding equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

            (d) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars.

            (e) Upon the exercise of all or a portion of an unvested Option pursuant to Section 4.4(d), a restricted stock purchase agreement, an escrow agreement and such other agreements as are required by the Administrator in forms determined by the Administrator and signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option.

            (f) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Additional Limitations on Exercise of Options

            In addition to any other limitations on the settlement or exercise of an Option, the Optionee may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator relating to compliance with the Exchange Act and the rules and regulations thereunder and other applicable law.

Section 5.5 - Conditions to Issuance of Stock Certificates

            The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience.

Section 5.6 - Rights as Stockholders

            Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionees.

Section 5.7 - Notice of Transfer of Common Stock

            The Optionee shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Optionee or (b) one year after the transfer of such shares to such Optionee.

                                    ARTICLE 6

                                 ADMINISTRATION

Section 6.1 - Administration of the Plan

            (a)   The Plan shall be administered by the Administrator.

            (b) Prior to the Effective Time, the Administrator shall be Dr. Joseph A. Sorge. Should Dr. Sorge resign as Administrator or cease to be a Director, a successor Director shall be elected by majority vote of the Board. Such Director shall serve until such time as such person ceases to be a Director. Notwithstanding the foregoing, however, from and after the Effective Time, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Rule 16b-3. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

Section 6.2 - Duties and Powers of Administrator

            It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules and to amend any Option Agreement, provided that the rights or obligations of the Optionee of the Option that is the subject of any such Option Agreement are not affected adversely thereby. Any such Option Agreement under the Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Options shall be consistent with the provisions of Section 422 of the Code.

Section 6.3 - Majority Rule

            The Administrator shall act (a) individually, if Dr. Sorge or a Director who is a successor, is appointed in accordance with Section 6.1(b) is the Administrator, (b) by a majority of the members of the Committee, if the Committee is the Administrator, or (c) by a majority of the members of the Board, if the Board is the Administrator. The Committee or Board may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee or the Board, as applicable.

Section 6.4 - Compensation; Professional Assistance; Good Faith Actions

            Members of the Administrator shall receive compensation for their services as members as determined by the Board. All expenses and liabilities incurred by members of the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Administrator shall be fully protected by the Company in respect of any such action, determination or interpretation.

Section 6.5 - Delegation of Authority to Grant Options

            Prior to the Public Trading Date, the Administrator may, but need not, delegate from time to time some or all of its authority to grant Options under the Plan to a subcommittee consisting of one or more members of the Board or of one or more officers of the Company;

provided, further, that after the Public Trading Date, the Administrator may, but need not, delegate from time to time some or all of its authority to grant awards under the Plan to a committee consisting of one or more members of the Administrator or of one or more officers of the Company; provided, however, that after the Public Trading Date, the Administrator may not delegate its authority to grant awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) whose compensation may be subject to the limit on deductible compensation imposed by
Section 162(m) of the Code, or (c) who are officers of the Company who are delegated authority by the Administrator hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation of authority and may be rescinded at any time by the Administrator. At all times, any subcommittee appointed under this Section
6.5 shall serve in such capacity at the pleasure of the Administrator.

Section 6.6 - Repricing of Options

            Subject to Section 7.3, the Administrator shall not, without the approval of the stockholders of the Company, authorize the amendment of any outstanding Option to reduce its price per share. Furthermore, no Option shall be canceled and replaced with the grant of an Option having a lesser price per share without the further approval of stockholders of the Company.

                                    ARTICLE 7

                                OTHER PROVISIONS

Section 7.1 - Options Not Transferable

            No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution. In addition, in the case of a Non-Qualified Option, nothing in this Section 7.1 shall, to the extent permitted by applicable law, prevent transfers by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e).

Section 7.2 - Amendment, Suspension or Termination of the Plan

            The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within 12 months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 7.3, increase any limit imposed in Section
2.1 on the maximum number of shares which may be issued on exercise of Options or amend the Plan in any other manner that would otherwise require approval by the Company's stockholders as a matter of applicable law, regulation or rule. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the Optionee of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after May 31, 2014.

Section 7.3 - Changes in Common Stock or Assets of the Company,
            Acquisition or Liquidation of the Company and Other Corporate Events

            (a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole and absolute discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option or Restricted Stock, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                  (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued),

                  (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options or Restricted Stock, and

                  (iii) the grant or exercise price with respect to any Option.

Any such adjustment made by the Administrator shall be final and binding upon the Optionees, the Company and all other interested persons.

            (b) In the event of any transaction or event described in 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option or Restricted Stock under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                  (i) To provide for either the purchase of any such Option or Restricted Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee's rights had such Option or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option or Restricted Stock with other rights or property selected by the Administrator in its sole discretion;

                  (ii) To provide that the Option cannot vest, be exercised or become payable after such event;

                  (iii) To provide that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
      Section 4.4 or 4.6 or the provisions of such Option;

                  (iv) To provide that such Option or Restricted Stock be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                  (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, and in the number and kind and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

            (c) With respect to Options which are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded up to the next whole number.

            (d) Subject to the provisions of the Plan, the Administrator may, in its discretion, include such further provisions and limitations in any Option, agreement or certificate, as it may deem equitable and in the best interests of the Company.

            (e) The existence of the Plan, any Option Agreement or Restricted Stock purchase agreement and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the

Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 7.4 - Approval of Plan by Stockholders

            This Plan shall be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void.

Section 7.5 - Effect of Plan upon Other Option and Compensation Plans

            The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation, any Subsidiary or any Non-Corporate Affiliate. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation, any Subsidiary or any Non-Corporate Affiliate (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation, any Subsidiary or any Non-Corporate Affiliate or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.6 - Tax Withholding

            The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a fair market value equal to the minimum sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Option (or which may be repurchased from the Optionee within six months after such shares of Common Stock were acquired by the Optionee from the Company) in order to satisfy the Optionee's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Option shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state income tax and payroll tax purposes that are applicable to such supplemental taxable income.

Section 7.7 - Forfeiture Provisions

            Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Administrator shall have the right to provide, in the terms of

Options made under the Plan, or to require an Optionee to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Optionee upon any receipt or exercise of the Option, or upon the receipt or resale of any Common Stock underlying the Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited, if
(b)(i) a Termination of Consultancy or Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (ii) the Optionee at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Optionee incurs a Termination of Consultancy or Termination of Employment for cause.

Section 7.8 - Information to Optionees and Purchasers

            Prior to the Public Trading Date, to the extent required by Section 25102(o) of the California Corporation Code and Section 260.140.46 of Title 10 of the California Code of Regulations (or other applicable law), the Company shall provide to each Optionee of an Option and to each person who acquires shares of Common Stock pursuant to the Plan, not less frequently than annually during the period such Optionee holds an Option, and, in the case of an Optionee or other person who acquires shares of Common Stock pursuant to the Plan, during the period such Optionee or person owns such shares, copies of the Company's annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to Employees and Consultants whose duties in connection with the Company assure their access to equivalent information.

Section 7.9 - Investment Intent

            The Company may require an Optionee or other person purchasing shares of Common Stock, as a condition of exercising or acquiring Common Stock under any Option, to give written assurances satisfactory to the Company as to the Optionee's or other person's knowledge and experience in financial and business matters and/or to employ a representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Optionee or person is capable of evaluating, alone or together with the representative, the merits and risks of exercising the Option; and to give written assurances satisfactory to the Company stating that the person is acquiring the stock subject to the Option for such Optionee or person's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of the shares upon the exercise or acquisition of Common Stock under the applicable Option has been registered under a then currently effective registration statement under the Securities Act, or as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

Section 7.10 - Titles

            Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.11 - Conformity to Securities Laws

            The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.12 - Compliance with Laws

            Prior to the Public Trading Date, the Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock (and the restrictions thereon) are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to Section 25102(o) of the California Corporation Code and Title 10 of the California Code of Regulations, as well as other state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. To the extent applicable, any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent necessary and permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.13 - Governing Law

            The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of law thereof.


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